UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2025

Brainstorm Cell Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36641	20-7273918
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1325 Avenue of Americas, 28th Floor
New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(201) 488-0460

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00005 par value	BCLI	NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendments to the 2014 Stock Incentive Plan and 2014 Global Share Option Plan

As described below, on June 25, 2025, Brainstorm Cell Therapeutics Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), virtually via the internet, and the stockholders of the Company approved Amendment No. 5 to the 2014 Stock Incentive Plan, as amended, and Amendment No. 5 to the 2014 Global Share Option Plan, as amended (collectively, the “Amendments to the 2014 Plans”). The Amendments to the 2014 Plans amend each of the 2014 Stock Incentive Plan, as amended, and 2014 Global Share Option Plan, as amended, respectively (collectively, the “Original 2014 Plans”) to increase the shared pool of shares of the Company’s common stock, par value $0.00005 per share (the “Common Stock”) available for issuance under the Company’s Original 2014 Plans by 2,000,000 shares of Common Stock, resulting in a shared pool of 2,906,666 shares of Common Stock.

The Company’s officers and directors are among the persons eligible to receive awards under the Original 2014 Plans, as amended by the Amendments to the 2014 Plans, in accordance with the terms and conditions thereunder. A detailed summary of the Original 2014 Plans, as amended by the Amendments to the 2014 Plans, is set forth in Proposal No. 4 in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on May 16, 2025 (the “Proxy Statement”). Such detailed summary of the Original 2014 Plans, as amended by the Amendments to the 2014 Plans and the foregoing description of the Original 2014 Plans, as amended by the Amendments to the 2014 Plans, are qualified in their entirety by reference to the full text of the Original 2014 Plans and the Amendments to the 2014 Plans, copies of which are filed as Exhibits 10.1 through 10.12 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the Proxy Statement. The following actions were taken at the Annual Meeting:

1. Stockholders elected the seven (7) nominees (listed below) for election to the Company’s Board to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal, based upon the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Dr. Irit Arbel	1,019,207	106,061	2,556,446
Dr. Menghisteab Bairu	988,227	137,041	2,556,446
Dr. Jacob Frenkel	1,043,878	81,390	2,556,446
Nir Naor	958,146	167,122	2,556,446
Dr. Anthony Polverino	1,046,623	78,645	2,556,446
Uri Yablonka	956,788	168,480	2,556,446
Dr. Stacy Lindborg	1,055,967	69,301	2,556,446

2. Stockholders approved the proposal to ratify the appointment of Brightman Almagor Zohar & Co., a Firm in the Deloitte Global Network, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025, based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,346,891	315,162	19,661	0

3. Stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s Common Stock, issuable upon the exercise of the Common Warrant in an amount equal to or in excess of twenty percent (20%) of the shares of the Company’s Common Stock outstanding immediately prior to the issuance of such warrant, based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
874,965	236,549	13,754	2,556,446

4. Stockholders approved amendments to the Company’s Original 2014 Plans to increase the shared pool of shares available for issuance under the Original 2014 Plans by 2,000,000 shares from 906,666 shares to 2,906,666 shares based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
758,668	362,809	3,791	2,556,446

Item 9.01    Financial Statements and Exhibits.

(d): Exhibits:

Exhibit No.	Description
10.1	Brainstorm Cell Therapeutics Inc. 2014 Stock Incentive Plan, incorporated by reference to Exhibit 10.1 of Current Report on Form 8-K (File No. 000-54365) filed August 15, 2014.
10.2	Amendment No. 1 to the Brainstorm Cell Therapeutics Inc. 2014 Stock Incentive Plan, incorporated by reference to Appendix A of the Definitive Proxy Statement on Schedule 14A (File No. 000-36641) filed May 11, 2016.
10.3	Amendment No. 2 to the Brainstorm Cell Therapeutics Inc. 2014 Stock Incentive Plan, incorporated by reference to Exhibit 10.1 of Current Report on Form 8-K (File No. 001-36641) filed November 30, 2018.
10.4	Amendment No. 3 to the Brainstorm Cell Therapeutics Inc. 2014 Stock Incentive Plan, incorporated by reference to Appendix A of the Definitive Proxy Statement on Schedule 14A (File No. 001-36641) filed October 1, 2020.
10.5	Amendment No. 4 to Brainstorm Cell Therapeutics Inc. 2014 Stock Incentive Plan, incorporated by reference to Exhibit 10.1 of Current Report on Form 8-K (File No. 001-36641) filed September 16, 2024.
10.6*	Amendment No. 5 to Brainstorm Cell Therapeutics Inc. 2014 Stock Incentive Plan.
10.7	Brainstorm Cell Therapeutics Inc. 2014 Global Share Option Plan, incorporated by reference to Exhibit 10.2 of Current Report on Form 8-K (File No. 000-54365) filed August 15, 2014.
10.8	Amendment No. 1 to Brainstorm Cell Therapeutics Inc. 2014 Global Share Option Plan, incorporated by reference to Appendix B of the Definitive Proxy Statement on Schedule 14A (File No. 000-36641) filed May 11, 2016.
10.9	Amendment No. 2 to Brainstorm Cell Therapeutics Inc. 2014 Global Share Option Plan, incorporated by reference to Exhibit 10.2 of Current Report on Form 8-K (File No. 001-36641) filed November 30, 2018.
10.10	Amendment No. 3 to Brainstorm Cell Therapeutics Inc. 2014 Global Share Option Plan, incorporated by reference to Appendix A of the Definitive Proxy Statement on Schedule 14A (File No. 001-36641) filed October 1, 2020.
10.11	Amendment No. 4 to Brainstorm Cell Therapeutics Inc. 2014 Global Share Option Plan, incorporated by reference to Exhibit 10.10 of Current Report on Form 8-K (File No. 001-36641) filed September 16, 2024.
10.12*	Amendment No. 5 to Brainstorm Cell Therapeutics Inc. 2014 Global Share Option Plan.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAINSTORM CELL THERAPEUTICS INC.

Date: June 25, 2025	By:	/s/ Chaim Lebovits
Chaim Lebovits
Chief Executive Officer